                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2004, of Gartmore Variable Insurance Trust (the "Registrant").

         I, Gerald J. Holland, the Principal Financial Officer of the Registrant, certify that, to the best of my knowledge:

         1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.Section.78m(a) or Section.78o(d)); and

         2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

March 10, 2005
--------------------------
Date

/s/ GERALD J. HOLLAND
--------------------------
Gerald J. Holland
Principal Financial Officer
Gartmore Variable Insurance Trust

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or the Commission's staff upon request.

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2004, of Gartmore Variable Insurance Trust (the "Registrant").

         I, Paul J. Hondros, the Principal Executive Officer of the Registrant, certify that, to the best of my knowledge:

         1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.
              Section 78m(a) or Section 78o(d)); and

         2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

March 10, 2005
--------------------------
Date

/s/ PAUL J. HONDROS
--------------------------
Paul J. Hondros
Principal Executive Officer
Gartmore Variable Insurance Trust

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or the Commission's staff upon request.